                                                       Draft Dated: June 6, 2002

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              May 24, 2002


                             CEDAR INCOME FUND, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                       0-14510                   42-1241468
--------------------------------------------------------------------------------
(State or other                (Commission                (IRS Employer
 Jurisdiction of               File Number)             Identification No.)
 Incorporation)



44 South Bayles Avenue, Port Washington, New York                   11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code            (516) 767-6492



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                             Cedar Income Fund, Ltd.


Item 2.  Acquisition or Disposition of Assets

         1) Sale of the Company's Interest in Southpoint Parkway Center (Jacksonville, Florida):

         On May 24, 2002, Cedar Income Fund Partnership, L.P. (the "Operating Partnership"), pursuant to a Contract of Sale dated as of February 1, 2002 and Addendum Number One thereto, dated March 20, 2002, sold its interest in Southpoint Parkway Center, Jacksonville, Florida, to Southpoint Parkway Center, L.C. for $4.7 million.

         The Operating Partnership incurred closing costs and adjustments of approximately $330,000, including brokers' commissions of $172,000 and legal and other closing adjustments of approximately $158,000. Other closing costs included a disposition fee paid to Cedar Bay Realty Advisors, Inc. ("CBRA"), in accordance with the terms of the Administrative and Advisory Agreement between CBRA and the Company, in the amount of $46,750, representing 1% of the sales price.

         The net sales proceeds of approximately $4,370,000 were used to pay-down the existing $6 million financing entered into with SWH Funding Corp. in connection with the purchase of three supermarket-anchored shopping centers (two in Philadelphia, and one in southern New Jersey) during the fourth quarter of 2001. In connection with the pay-down, approximately $450,000 of deferred financing costs were written off. (The write-off after limited partner's interest was approximately $130,000).

         The net cost basis of Southpoint Parkway Center on the books of the Operating Partnership as of the closing date was approximately $4,436,000. The net sales price after closing costs and adjustments was approximately $4,370,000, resulting in a capital loss of approximately $66,000. (The capital loss after limited partner's interest was approximately $19,000). It should be noted that the cost basis for the property had been reduced by $1,341,759 on the books of the Company during the fourth quarter of 2001, to adjust the value to fair market when the property was reclassified to "real estate held for sale".

         The Southpoint property was the only remaining office property of the Company and the last of the four properties acquired shortly after organization of the Company in 1985-1986. The Company's remaining portfolio consists primarily of supermarket-anchored shopping centers in Pennsylvania and New Jersey.

                             Cedar Income Fund, Ltd.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         Pro Forma Combined Balance Sheet as of March 31, 2002.

         Pro Forma Combined Statement of Operations for the three months ended March 31, 2002.

         Pro Forma Combined Statement of Operations for the twelve months ended December 31, 2001.

         Notes to Pro Forma Financial Statements.

         The following exhibits are included herein:

         (10.1) Real Estate Purchase and Sale Agreement between Cedar Income Fund Partnership, L.P. and Southpoint Parkway Center, L.C. dated as of February 1, 2002.

         (10.2) Addendum Number One to Real Estate Purchase and Sale Agreement between Cedar Income Fund Partnership, L.P. and Southpoint Parkway Center, L.C. dated March 20, 2002.

         (10.3) Exclusive Agreement to Sell between Weaver Realty Group, Inc./Grubb & Ellis/Phoenix Realty Group and Cedar Income Fund Partnership, L.P. dated July 30, 2001.

         (10.4) Agreement Regarding Commission between Weaver Realty Group, Inc./Grubb & Ellis/Phoenix Realty Group and Cedar Income Fund Partnership, L.P. dated March 7, 2002.

         (99) Press Release dated May 28, 2002, regarding sale of Southpoint Parkway Center.

                             Cedar Income Fund, Ltd.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CEDAR INCOME FUND, LTD.


                                    By: /s/ Leo S. Ullman
                                       ------------------------
                                         Leo S. Ullman
                                         Chairman

Dated: June 7, 2002

                             Cedar Income Fund, Ltd.

                   Pro Forma Condensed Combined Balance Sheet
                              As of March 31, 2002

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had sold Southpoint Parkway Center on March 31, 2002. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2002. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Southpoint Parkway Center on March 31, 2002, nor does it purport to represent the future financial position of the Company.

                                                       Cedar Income         Southpoint         Repayment
                                                           Fund           Parkway Center        of Loan           Pro Forma
                                                      Historical (a)      Disposition (b)     Payable (c)      March 31, 2002
Assets
Real estate, net                                          $ 57,063,006       $         -        $         -       $ 57,063,006
Real estate held for sale                                    4,401,800        (4,401,800)                 -                  -
Escrow                                                               -         4,372,296         (4,367,475)             4,821
Property deposits                                              150,000                 -                  -            150,000
Cash and cash equivalents                                    2,290,404           (86,369)                 -          2,204,035
Restricted cash                                                889,757                 -                  -            889,757
Rents and other receivables                                    423,432           (63,927)                 -            359,505
Deferred financing costs, net                                1,372,477                 -           (449,534)           922,943
Deferred legal, net                                            178,936                 -                  -            178,936
Prepaid expenses, net                                          519,647            (1,839)                 -            517,808
Deferred leasing commissions                                   606,565                 -                  -            606,565
Deferred rental income                                         128,173                 -                  -            128,173
Taxes held in escrow                                           241,958                 -                  -            241,958
                                                     ------------------   ---------------   ----------------   ----------------

Total assets                                              $ 68,266,155       $  (181,639)       $(4,817,009)      $ 63,267,507
                                                     ==================   ===============   ================   ================

Liabilities and Shareholders' Equity

Mortgage loans payable                                    $ 46,042,006       $         -                $ -       $ 46,042,006
Loan payable                                                 5,960,000                 -         (4,367,475)         1,592,525
Accounts payable and accrued expenses                        1,501,386           (91,844)                 -          1,409,542
                                                     --------------------------------------------------------------------------

Total liabilities                                           53,503,392           (91,844)        (4,367,475)        49,044,073
                                                     --------------------------------------------------------------------------

Minority interest                                            2,301,845                 -                  -          2,301,845
Limited partner's interest in consolidated
  Operating Partnership                                      8,846,604           (63,853)          (319,664)         8,463,087
Shareholders' Equity
Common stock                                                     6,921                 -                  -              6,921
Additional paid in capital                                   3,607,393           (25,942)          (129,870)         3,451,581
                                                     --------------------------------------------------------------------------

                                                     --------------------------------------------------------------------------
Total shareholders' equity                                   3,614,314           (25,942)          (129,870)         3,458,502
                                                     --------------------------------------------------------------------------

Total liabilities and shareholders' equity                $ 68,266,155        $ (181,639)       $(4,817,009)      $ 63,267,507
                                                     ==========================================================================

Total shareholders' equity in the Company
    and limited partner's (equity) interest
    in Operating Partnership and minority interest        $ 14,762,763        $  (89,795)        $ (449,534)      $ 14,223,434
                                                     ==========================================================================

            See accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.

                   Pro Forma Combined Statement of Operations
                    For the three months ended March 31, 2002

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had disposed of Southpoint Parkway Center as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Southpoint Parkway Center as of January 1, 2002, nor does it purport to represent the operations of the Company for future periods.


                                               Cedar Income        Southpoint                              Pro Forma
                                                Fund, Ltd.       Parkway Center        Pro Forma         3 Months Ended
Description                                   Historical (d)    Disposition (e)     Adjustments (f)      March 31, 2002
Revenues
Base rent                                        $ 1,877,353          $ (259,097)          $      -          $ 1,618,256
Tenant escalations                                   622,639             (26,569)                 -              596,070
Interest                                              10,325                 (90)                 -               10,235
                                              ---------------   -----------------   ----------------    -----------------

Total revenues                                     2,510,317            (285,756)                 -            2,224,561
                                              ---------------------------------------------------------------------------

Expenses
Operating expenses:
Real estate taxes                                    288,674             (26,707)                 -              261,967
Property expenses                                    504,670            (138,776)                 -              365,894
Administrative                                       348,194             (18,021)                 -              330,173
                                              ---------------------------------------------------------------------------

Total operating expenses                           1,141,538            (183,504)                 -              958,034
                                              ---------------------------------------------------------------------------

Interest                                             920,552                   -           (136,484)             784,068
Depreciation and amortization                        552,255                   -           (186,421)             365,834
                                              ---------------------------------------------------------------------------

Total expenses                                     2,614,345            (183,504)          (322,905)           2,107,936
                                              ---------------------------------------------------------------------------

Net (loss) income before minority interest and
  limited partner's interest in Operating
  Partnership                                       (104,028)           (102,252)           322,905              116,625

Minority interest                                    (66,606)                  -                  -              (66,606)
Limited partner's interest                           117,762              72,711           (229,618)             (39,145)
                                              ---------------------------------------------------------------------------

Net (loss) income                                  $ (52,872)          $ (29,541)          $ 93,287          $    10,874
                                              ===========================================================================

Basic and diluted net income per share             $   (0.08)          $   (0.04)          $   0.13          $      0.02
                                              ===========================================================================

  See accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.

                   Pro Forma Combined Statement of Operations
                  For the twelve months ended December 31, 2001

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had disposed of Southpoint Parkway Center as of January 1, 2001, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2001. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company disposed of Southpoint Parkway Center as of January 1, 2001, nor does it purport to represent the operations of the Company for future periods.

                                                    Cedar Income          Southpoint                                 Pro Forma
                                                      Fund              Parkway Center           Pro Forma           Year Ended
                                                   Historical (g)       Disposition (h)        Adjustments (i)    December 31, 2001
Revenues
Base rent                                           $  4,005,456         $ (1,008,148)             $        -        $ 2,997,308
Tenant escalations                                       811,412              (16,740)                      -            794,672
Interest                                                 281,897                 (403)                      -            281,494
                                                    ------------         ------------              ----------        -----------

Total revenues                                         5,098,765           (1,025,291)                      -          4,073,474
                                                    ----------------------------------------------------------------------------
Expenses
Operating expenses:
Property expenses                                      1,006,540             (323,644)                      -            682,896
Real estate taxes                                        494,348             (106,447)                      -            387,901
Administrative                                           815,599              (19,077)                      -            796,522
                                                    ------------         ------------              ----------        -----------

Total operating expenses                               2,316,487             (449,168)                      -          1,867,319
                                                    ----------------------------------------------------------------------------

Interest                                               1,887,837                    -                (181,978)         1,705,859
Depreciation and amortization                            991,334             (151,191)               (149,203)           690,940
                                                    ----------------------------------------------------------------------------

Total expenses                                         5,195,658             (600,359)               (331,181)         4,264,118
                                                    ----------------------------------------------------------------------------

Net (loss) income before minority interest,
  limited partner's interest, loss on
  impairment, and gain (loss) on sales                   (96,893)            (424,932)                331,181           (190,644)
                                                    ----------------------------------------------------------------------------
Minority interest                                        (44,129)                   -                       -            (44,129)
Limited partner's interest                                74,586             (651,956)               (235,502)          (812,872)
Loss on impairment                                    (1,341,759)           1,341,759                       -                  -
Gain on sale                                           1,638,416                    -                       -          1,638,416
Loss on sale                                            (295,610)                   -                       -           (295,610)
                                                    ----------------------------------------------------------------------------

Net (loss) income before cumulative effect
adjustment                                               (65,389)             264,871                  95,679            295,161

Cumulative effect of change in accounting
  principles, net of limited partner's share
  of ($14,723)                                            (6,014)                   -                       -             (6,014)

Net (loss) income before extraordinary items             (71,403)             264,871                  95,679            289,147
Extraordinary items
      Early extinguishment of debt (net of
        limited partner's share of $187,834)             (76,312)                   -                       -            (76,312)
                                                    ----------------------------------------------------------------------------

Net (loss) income                                   $   (147,715)        $    264,871              $   95,679          $ 212,835
                                                    ============================================================================

Basic and diluted net income per share              $      (0.21)        $       0.38              $     0.14          $    0.31
                                                    ============================================================================


            See accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.

                     Notes to Pro Forma Financial Statements


Pro Forma Condensed Combined Balance Sheet

a.   Reflects the Company's historical balance sheet as of March 31, 2002.

b.   Reflects the disposition of Southpoint Parkway Center for $4.7 million.

c. Reflects pay-down of the $6 million SWH financing by the net proceeds of approximately $4,370,000, the write-off of related deferred financing costs of approximately $450,000, and the limited partner's share of these costs.

Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2002

d. Reflects the historical operations of the Company for the three months ended March 31, 2002.

e. Reflects the operations of Southpoint Parkway Center for the three months ended March 31, 2002.

f. Reflects the interest expense associated with the pay-down of the $6 million SWH financing by the net proceeds of $4,370,000 and also reflects the reduced amortization expense related to the $450,000 write-off of deferred financing costs, shown net of limited partner's interest in the Operating Partnership.

Pro forma Condensed Combined Statements of Operations for the Year Ended December 31, 2001

g. Reflects the historical operations of the Company for the year ended December 31, 2001.

h. Reflects the operations of Southpoint Parkway Center for the year ended December 31, 2001.

i. Reflects the interest expense associated with the pay-down of the $6 million SWH financing by the net proceeds of $4,370,000 and also reflects the reduced amortization expense related to the $450,000 write-off of deferred financing costs, shown net of limited partner's interest in the Operating Partnership.